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EXHIBIT 99.1


CERTIFICATION OF PERIODIC FINANCIAL REPORTS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



To the best of their knowledge the undersigned hereby certify that the Annual Report on Form 10-K of RPC, Inc. for the period ended December 31, 2002, fully complies with the requirements of Section 13(a) of The Securities Exchange Act of1934 (15 U.S.C.78m) and that the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of RPC, Inc..




Date:  March 21, 2003                       /s/ R. Randall Rollins
                                            -----------------------------------
                                            R. Randall Rollins
                                            Chairman of the Board and
                                            Chief Executive Officer
                                            (Principal Executive Officer)




Date:  March 21, 2003                       /s/ Ben M. Palmer
                                            -----------------------------------
                                            Ben M. Palmer
                                            Vice President, Chief Financial
                                            Officer and Treasurer
                                            (Principal Financial and
                                            Accounting Officer)